UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________

FORM 8-K
_______________________________

CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 27, 2006

INLAND FIBER GROUP, LLC
FIBER FINANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware		91-1217136
Delaware		91-1851612
(State or other jurisdiction		(I.R.S. Employer
of incorporation or organization)		Identification No.)

Commission File No:	1-13573-01
1-13573

6400 Highway 66		97601
Klamath Falls, OR
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:                    (541) 884-2240

_________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Item 8.01. Other Events

On February 27, 2006, Inland Fiber Group, LLC issued a press release, included as Exhibit 99.1, which press release is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.                                Description of Exhibits

99.1                       Press Release dated February 27, 2006

SIGNATURES

     Pursuant o the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2006	INLAND FIBER GROUP, LLC FIBER FINANCE CORP. By: /s/ Thomas C. Ludlow Thomas C. Ludlow Vice President and Treasurer

Exhibit No.	Description of Exhibits

99.1	Press Release dated February 27, 2006